Fourth Quarter 2021 Financial Results Encore Capital Group, Inc. February 23, 2022 Exhibit 99.1

Encore Capital Group, Inc. 2 Legal Disclaimers The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, growth, run rates and impacts of COVID-19. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward- looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent reports on Form 10-K and Form 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

Encore Capital Group, Inc. 3 Today’s Call o 2021 – An Exceptional Year o Our Business and Our Strategy o Financial Results o Priorities and Outlook for 2022 and Beyond

Encore Capital Group, Inc. 4 FY2021 - An Exceptional Year ● Exceptional performance driven by record collections o Achieved all-time highs for ROIC and earnings ● Portfolio purchases were $665M at a purchase price multiple of 2.4x o We are seeing early signs of credit normalization ● Further strengthened balance sheet o Reduced Leverage Ratio1 to 1.9x, low end of target range o Refinanced last of the legacy Cabot bonds ● Returned $390M of capital to shareholders o Repurchased 23% of ECPG shares2 during 2021 1) Leverage Ratio defined as Net Debt / (LTM Adjusted EBITDA + LTM collections applied to principal balance). See appendix for reconciliation of Net Debt to GAAP Borrowings and Adjusted EBITDA to GAAP net income. 2) ECPG shares outstanding as of December 31, 2020 3) Diluted earnings per share attributable to Encore stockholders. For 2017, figure represents GAAP EPS from continuing operations. GAAP Net Income (in $M) GAAP Earnings Per Share3 (in $) 83 116 168 212 351 2017 2018 2019 2020 2021 3.16 4.06 5.33 6.68 11.26 2017 2018 2019 2020 2021

Encore Capital Group, Inc. 5 Our Business and Our Strategy o Purchase NPL portfolios at attractive cash returns o Focus on the consumer and ensure the highest level of compliance o Meet or exceed collection expectations o Maintain efficient cost structure o Minimize cost of funding o Market Focus o Competitive Advantage o Balance Sheet Strength Our Business Our Strategy

Encore Capital Group, Inc. 6 Using credit card balances as a leading indicator, anticipate supply to eventually return to pre-COVID levels - and beyond 60 65 70 75 80 85 90 95 100 Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Dec 2019 (pre-COVID baseline) U.S. revolving credit U.K. credit cards Outstanding Credit Card Balances Indexed to Pre-COVID Levels 1) Source: U.S. Federal Reserve 2) Source: Bank of England 81% 75% 88% 95% 1 2

Encore Capital Group, Inc. 7 Remained disciplined in purchasing portfolios at strong returns while our volumes largely followed supply dynamics 0 25 50 75 100 125 150 175 200 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 U.S. Europe Encore Quarterly Portfolio Purchasing (in $M)

Encore Capital Group, Inc. 8 Market Focus: 2021 for MCM characterized by exceptional collections performance MCM Collections by Channel (in $M) and Cost-to-Collect 40.3% 37.4% 35.2% 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2019 2020 2021 Call Center & Digital Legal Collections Collection Agencies Cost-to-Collect 1,642 1,529 1,316 56% 62% 59% 43% 38% 40% o Record MCM collections of $1,642M in 2021 grew 7% compared to 2020 o Scale effects and greater efficiencies led to a lower cost to collect in 2021 o Successfully implemented long-awaited CFPB industry rules in November o Portfolio purchases were $409M in the U.S. with purchase price multiple of 2.4x, reflecting our disciplined purchasing and superior collections effectiveness MCM (U.S.) Business

Encore Capital Group, Inc. 9 MCM’s purchase price multiples continue to expand 1.8 2.0 2.1 2.2 2.4 2.4 2.1 2.4 2.3 2.5 2.7 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2016 2017 2018 2019 2020 2021 Initial Multiple Current Multiple MCM Portfolio Purchase Price Multiples (by vintage) 1) Initial multiple is established at the end of each year as the weighted average purchase price multiple for all portfolios purchased during that year. 2) Current multiple reflects an updated purchase price multiple for each vintage as of 12/31/2021. 1 2 Our strong purchase price multiples and best-in-class returns are driven by meaningful differentiators: o Disciplined purchasing o Superior collections effectiveness o Continuous collections improvement efforts

Encore Capital Group, Inc. 10 Market Focus: Cabot delivered solid performance in 2021 o Cabot collections of $645M in 2021 grew 16% compared to 2020 o The mix of collections compared to 2020 led to higher cost-to-collect for the year o Portfolio purchases of $256M in 2021 more than doubled in comparison to 2020 o With the level of purchasing activity rising, we remained disciplined in our approach to purchasing portfolios at strong returns Cabot (Europe) Business Cabot Collections (in $M) and Cost-to-Collect 28.2% 29.9% 30.7% 0 250 500 750 1,000 2019 2020 2021 Collections Cost-to-Collect 645 554 635

Encore Capital Group, Inc. 0 200 400 600 800 1,000 1,200 1,400 1,600 2019 2020 2021 Adjusted EBITDA Collections applied to principal balance 11 Competitive Advantage: Continued strong cash generation Adjusted EBITDA + Collections applied to principal balance (in $M) o Our cash generation is driven by our operational efficiency and portfolio resilience o Cash generation2 in 2021 was up 14% versus 2020 1 1) See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 2) Cash generation defined as Adjusted EBITDA + collections applied to principal balance.

Encore Capital Group, Inc. 12 Competitive Advantage: Delivering the best returns in the debt buying industry 10.8% 12.5% 15.2% -1% 1% 3% 5% 7% 9% 11% 13% 15% 17% 2019 2020 2021 Pre-Tax Return on Invested Capital1 o ROIC takes into account both the performance of our collections operation and our ability to price risk appropriately when investing our capital o We expect to continue to deliver strong returns through the credit cycle 1) See appendix for calculation of Pre-Tax ROIC (Return on Invested Capital). 2) Statements made about historical ROIC performance and comparisons to peers relate to the debt buying industry in the United States and Europe and are based on LTM performance for the most recent reported period.

Encore Capital Group, Inc. Target Leverage Ratio Range 13 Balance Sheet Strength: Leverage remains at low end of our target range despite repurchasing 23% of our shares in 2021 4.3x 3.4x 2.7x 2.5x 2.8x 2.7x 2.4x 1.9x 0 1 2 3 4 5 6 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Debt/Equity Leverage Ratio1 Leverage 1) Leverage Ratio defined as Net Debt / (LTM Adjusted EBITDA + LTM collections applied to principal balance). See appendix for reconciliation of Net Debt to GAAP Borrowings and Adjusted EBITDA to GAAP net income. 1

Encore Capital Group, Inc. 14 Our Financial Priorities o Preserve financial flexibility o Target leverage1 between 2.0x and 3.0x o Maintain a strong BB debt rating o Portfolio purchases at attractive returns o Strategic M&A o Share Repurchases Deliver strong ROIC through the credit cycle Balance Sheet Objectives Capital Allocation Priorities 1) Leverage defined as Net Debt / (LTM Adjusted EBITDA + LTM collections applied to principal balance), which we also refer to as our Leverage Ratio

Encore Capital Group, Inc. 15 Bought back more than 7M ECPG shares in 2021, or 23% of shares outstanding a year ago ECPG Shares1 Repurchased in 2021 (in M shares) o Through open market repurchases and the tender offer, returned $390 million of capital to shareholders in 2021 o $179M remaining in our multi-year repurchase authorization as of December 31, 2021 2.6M 4.5M 23% 7.1M shares Tender Offer Open Market 77% 24.2M shares 1) ECPG shares outstanding were 31.3 million on 12/31/2020. Repurchases $121M $268M

Encore Capital Group, Inc. 16 Detailed Financial Discussion

Encore Capital Group, Inc. 17 Key Financial Measures by Year 2019 2020 2021 2021 vs. 2020 Collections $2.03B $2.11B $2.31B +9% Revenues $1.40B $1.50B $1.61B +8% Portfolio Purchases $1.00B $0.66B $0.66B +1% ERC1 $7.83B $8.53B $7.75B -9% GAAP Net Income2 $168M $212M $351M +66% GAAP EPS $5.33 $6.68 $11.26 +69% Pre-Tax ROIC3 10.8% 12.5% 15.2% +270bps Leverage Ratio4 2.7x 2.4x 1.9x -0.5x 1) 180-month Estimated Remaining Collections 2) Attributable to Encore 3) See appendix for calculation of Pre-Tax ROIC (Return on Invested Capital) 4) Leverage ratio defined as Net debt / (Adjusted EBITDA + collections applied to principal balance).

Encore Capital Group, Inc. 18 Q4 2021 Key Financial Measures Q4 2021 vs. Q4 2020 Collections $522M -3% Revenues $357M -7% Portfolio Purchases $183M +44% Operating Expenses $233M -10% Effective Tax Rate1 11% -1100 bps GAAP Net Income2 $76M +104% GAAP EPS $2.53 +116% 1) The effective tax rate in Q4 2021 was lower than normal as a result of a favorable tax benefit related to the release of valuation allowances in certain foreign subsidiaries in the quarter 2) Attributable to Encore

Encore Capital Group, Inc. 19 2021 global collections grew 9% Note: Global collections in 2021 were 116% of ERC as of 12/31/2020 excluding collections on portfolios purchased in 2021. U.S. collections were 124% and Europe collections were 100% of our 12/31/2020 ERC forecast, respectively. Collections by Geography (in $M) 0 500 1,000 1,500 2,000 2,500 2019 2020 2021 United States Europe Other 2,027 2,307 2,112 Collections were exceptional in the U.S. as a result of strong execution and a favorable collections environment

Encore Capital Group, Inc. 20 2021 revenues of $1.6B grew 8% compared to 2020 Revenues by Geography (in $M) 0 500 1,000 1,500 2019 2020 2021 United States Europe Other 1,398 1,614 1,501

Encore Capital Group, Inc. 21 Further strengthened our diversified funding structure in 2021 In mid-2021, refinanced last of the legacy Cabot bonds with new Encore senior secured notes at a significantly lower coupon Debt Maturity Profile at December 31, 2021 (in $M) 398 406 810 150 173 100 407 473 189 212 29 905 879 810 2022 2023 2024 2025 2026 2027 2028 Note: At 12/31/2021, LTV Ratio (loan-to-value) = 38.7% (72.5% covenant), FCCR (Fixed Charge Coverage Ratio) = 11.3x (2.0x covenant), each as calculated under our Senior Secured Note indentures. As of December 31, 2021, available capacity under Encore’s global senior facility was $643M, not including non- client cash and cash equivalents of $160M Bonds 53% Revolving Credit Facility 13% Private Placement Notes 4% Convertible Notes 14% Securitisation Facility 16%

Encore Capital Group, Inc. 22 We approach Environmental, Social and Governance (ESG) with a commitment to transparency Our ESG strategy reflects the issues that are important to our stakeholders as well as those that are critical to ensuring the long-term success of our business Formalized CEO and Board Governance oversight structure Expanded cross-functional ESG Steering Committee Conducted enterprise-wide assessment to guide ESG strategy Created comprehensive strategy focused on 5 key ESG pillars Inaugural Annual ESG Report (In progress) Encore’s ESG Pillars Selected SASB and TCFD1 reporting frameworks Consumer People Environment Community Operating Responsibly 1) SASB is the Sustainability Accounting Standards Board and TCFD is the Task Force on Climate-related Financial Disclosures.

Encore Capital Group, Inc. 23 Priorities and Outlook for 2022 and beyond o Preserve financial flexibility o Target leverage1 between 2.0x and 3.0x o Maintain a strong BB debt rating o Portfolio purchases at attractive returns o Strategic M&A o Share Repurchases Deliver strong ROIC through the credit cycle Balance Sheet Objectives Capital Allocation Priorities 1) Leverage defined as Net Debt / (LTM Adjusted EBITDA + LTM collections applied to principal balance), which we also refer to as our Leverage Ratio Financial Priorities Outlook o Anticipate credit markets will continue to normalize in the U.S., the U.K. and the rest of Europe o Portfolio purchase volumes projected to grow for both MCM and Cabot in 2022 o Collections environment expected to normalize compared to the exceptional level in 2021 o ERC projected to grow in 2022

Encore Capital Group, Inc. 24 Appendix

Encore Capital Group, Inc. 25 Key Financial Measures by Quarter 1) 180-month Estimated Remaining Collections 2) Attributable to Encore 3) See appendix for calculation of Pre-Tax ROIC (Return on Invested Capital) 4) LTM GAAP ROAE (Return on Average Equity) defined as LTM GAAP net income / average stockholders’ equity 5) Leverage ratio defined as Net debt / (LTM Adjusted EBITDA + LTM collections applied to principal balance). Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Collections $537M $606M $612M $567M $522M Revenues $383M $417M $428M $413M $357M Portfolio Purchases $128M $170M $143M $168M $183M ERC1 $8.53B $8.31B $8.11B $7.88B $7.75B GAAP Net Income2 $37M $95M $97M $84M $76M GAAP EPS $1.17 $2.97 $3.07 $2.66 $2.53 LTM Pre-tax ROIC3 12.5% 15.8% 15.0% 15.2% 15.2% LTM GAAP ROAE4 18.9% 29.1% 23.7% 24.7% 29.2% Leverage Ratio5 2.4x 2.1x 1.9x 1.8x 1.9x

Encore Capital Group, Inc. 26 Debt/Equity and Leverage Ratios at 03/31/18 at 06/30/18 at 09/30/18 at 12/31/18 Debt / Equity1 5.9x 5.7x 4.6x 4.3x Leverage Ratio2 3.2x 3.0x 2.9x 2.8x at 03/31/19 at 06/30/19 at 09/30/19 at 12/31/19 Debt / Equity1 4.1x 3.9x 3.7x 3.4x Leverage Ratio2 2.8x 2.7x 2.7x 2.7x at 03/31/20 at 06/30/20 at 09/30/20 at 12/31/20 Debt / Equity1 3.8x 3.2x 2.9x 2.7x Leverage Ratio2 2.6x 2.4x 2.4x 2.4x at 03/31/21 at 06/30/21 at 09/30/21 at 12/31/21 Debt / Equity1 2.5x 2.2x 2.0x 2.5x Leverage Ratio2 2.1x 1.9x 1.8x 1.9x 1. GAAP Borrowings / Total Encore Capital Group, Inc. stockholders’ equity 2. Leverage Ratio defined as Net Debt / (LTM Adjusted EBITDA + LTM collections applied to principal balance). See appendix for reconciliation of Net Debt to GAAP Borrowings and Adjusted EBITDA to GAAP net income.

Encore Capital Group, Inc. 27 Non-GAAP Financial Measures This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Pre- Tax ROIC as management uses this measure to monitor and evaluate operating performance relative to our invested capital and because the Company believes it is a useful measure for investors to evaluate effective use of capital. The Company has included Net Debt and Leverage Ratio as management uses these measures to monitor and evaluate its ability to incur and service debt. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income from Operations (used in Pre-Tax ROIC), Net Debt, Leverage Ratio and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, income from operations and total operating expenses as indicators of the Company’s operating performance or liquidity. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Reconciliation of Adjusted EBITDA to GAAP Net Income

(Unaudited, in $ thousands) Twelve Months Ended

	12/31/2019	12/31/2020	12/31/2021
GAAP net income, as reported	**$ 168,909**	**$ 212,524**	**$ 351,201**
Interest expense	217,771	209,356	169,647
Loss on extinguishment of debt	8,989	40,951	9,300
Interest income	(3,693)	(2,397)	(1,738)
Provision for income taxes	32,333	70,374	85,340
Depreciation and amortization	41,029	42,780	50,079
CFPB settlement fees[1]	---	15,009	---
Stock-based compensation expense	12,557	16,560	18,330
Acquisition, integration and restructuring related expenses[2]	7,049	4,962	20,559
Loss on sale of Baycorp[3]	12,489	---	---
Goodwill impairment[3]	10,718	---	---
Net gain on fair value adjustments to contingent considerations[4]	(2,300)	---	---
Adjusted EBITDA	**$ 505,851**	**$ 610,119**	**$ 702,718**
Collections applied to principal balance[5]	$ 765,748	$ 740,350	$ 843,087

1) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) The sale of Baycorp resulted in a goodwill impairment charge of $10.7 million and a loss on sale of $12.5 million during the year ended December 31, 2019. We believe the goodwill impairment charge and the loss on sale are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
5) For periods prior to January 1, 2020, amount represents (a) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios. For periods subsequent to January 1, 2020 amount represents (a) gross collections from receivable portfolios less (b) debt purchasing revenue. For consistency with the Company debt covenant reporting, for periods subsequent to June 30, 2020, the collections applied to principal balance also includes proceeds applied to basis from sales of REO assets and related activities; prior period amounts have not been adjusted to reflect this change as such amounts were immaterial.

Encore Capital Group, Inc.

28

Reconciliation of Adjusted EBITDA to GAAP Net Income

(Unaudited, in $ thousands) Three Months Ended

	03/31/20	06/30/20	09/30/20	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21
GAAP net income (loss), as reported	**$ (10,579)**	**$ 130,784**	**$ 55,107**	**$ 37,212**	**$ 94,765**	**$ 96,787**	**$ 83,566**	**$ 76,083**
Interest expense	54,662	50,327	52,974	51,393	46,526	44,159	40,874	38,088
Loss on extinguishment of debt	-	-	14,988	25,963	-	9,300	-	-
Interest income	(1,000)	(559)	(394)	(444)	(474)	(426)	(270)	(568)
Provision for income taxes	4,558	35,570	19,747	10,499	26,968	24,607	24,703	9,061
Depreciation and amortization	10,285	10,542	10,609	11,344	11,512	12,046	14,136	12,385
Stock-based compensation expense	4,527	4,778	3,884	3,371	3,405	5,651	3,847	5,427
Acquisition, integration and restructuring related expenses[1]	187	4,776	(23)	22	-	-	17,950	2,609
CFPB settlement fees[2]	-	-	15,009	-	-	-	-	-
Adjusted EBITDA	**$ 62,640**	**$ 236,218**	**$ 171,901**	**$ 139,360**	**$ 182,702**	**$ 192,124**	**$ 184,806**	**$ 143,085**
Collections applied to principal balance[3]	$ 268,575	$ 106,921	$ 172,406	$ 192,448	$ 229,510	$ 224,074	$ 188,181	$ 201,322

1) Amount represents acquisition, integration and restructuring related expenses, including the loss recognized on the sale of our investment in Colombia and Peru of $17.4 million during the three months ended September 30, 2021 and the loss on sale of our investment in Brazil of $4.8 million during the three months ended June 30, 2020. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) For periods prior to January 1, 2020, amount represents (a) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios. For periods subsequent to January 1, 2020 amount represents (a) gross collections from receivable portfolios less (b) debt purchasing revenue. For consistency with the Company debt covenant reporting, for periods subsequent to June 30, 2020, the collections applied to principal balance also includes proceeds applied to basis from sales of REO assets and related activities; prior period amounts have not been adjusted to reflect this change as such amounts were immaterial. A reconciliation of "collections applied to investment in receivable portfolios, net" to "collections applied to principal balance" is available in the Form 10-K for the period ending December 31, 2021.

Encore Capital Group, Inc.

29

Calculation of ROIC
Reconciliation of Adjusted Income from Operations

(in $ thousands) Last Twelve Months Ended

	LTM 12/31/2019	LTM 12/31/2020	LTM 12/31/2021
Numerator			
GAAP Income from operations	**$ 446,345**	**$ 533,562**	**$ 633,272**
Adjustments:[1]			
CFPB settlement fees[2]	---	15,009	---
Acquisition, integration and restructuring related expenses[3]	7,049	154	5,681
Amortization of certain acquired intangible assets[4]	7,017	7,010	7,417
Goodwill impairment[5]	10,718	---	---
Net gain on fair value adjustments to contingent considerations[6]	(2,300)	---	---
Adjusted income from operations	$ 468,829	$ 555,735	$ 646,370
Denominator			
Average net debt	$ 3,429,624	$ 3,311,835	$ 3,049,979
Average equity	922,547	1,122,741	1,202,669
Total invested capital	$ 4,352,171	$ 4,434,576	$ 4,252,648
LTM Pre-tax ROIC	**10.8%**	**12.5%**	**15.2%**

1) Adjustments below are to adjust GAAP income from operations and accordingly do not include any amounts related to other income and expense.
2) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period.
5) The sale of Baycorp resulted in a goodwill impairment charge during the year ended December 31, 2019. We believe the goodwill impairment charge is not indicative of ongoing operations, therefore adjusting for this expense enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.

Encore Capital Group, Inc.

30

Calculation of ROIC
Reconciliation of Adjusted Income from Operations

(in $ thousands) Last Twelve Months Ended

	LTM 12/31/2020	LTM 03/31/2021	LTM 06/30/2021	LTM 09/30/2021	LTM 12/31/2021
Numerator					
GAAP Income from operations	**$ 533,562**	**$ 654,675**	**$ 609,269**	**$ 633,462**	**$ 633,272**
Adjustments:[1]					
CFPB settlement fees[2]	15,009	15,009	15,009	---	---
Acquisition, integration and restructuring related expenses[3]	154	(33)	(1)	2,670	5,681
Amortization of certain acquired intangible assets[4]	7,010	7,232	7,326	7,409	7,417
Adjusted income from operations	$ 555,735	$ 676,883	$ 631,603	$ 643,541	$ 646,370
Denominator					
Average net debt	$ 3,311,835	$ 3,181,033	$ 3,016,599	$ 2,967,800	$ 3,049,979
Average equity	1,122,741	1,092,298	1,198,369	1,263,038	1,202,669
Total invested capital	$ 4,434,576	$ 4,273,331	$ 4,214,968	$ 4,230,838	$ 4,252,648
LTM Pre-tax ROIC	**12.5%**	**15.8%**	**15.0%**	**15.2%**	**15.2%**

1) Adjustments below are to adjust GAAP income from operations and accordingly do not include any amounts related to other income and expense.
2) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period.

Encore Capital Group, Inc.

31

Reconciliation of Adjusted Income from Operations

(in $ thousands) Three Months Ended

	03/31/2020	06/30/2020	09/30/2020	12/31/2020	03/31/2021	06/30/2021	09/30/2021	12/31/2021
Numerator								
GAAP Income from operations	**$47,202**	**$ 219,692**	**$ 142,455**	**$ 124,213**	**$ 168,314**	**$ 174,287**	**$ 166,647**	**$ 124,023**
Adjustments:[1]								
CFPB settlement fees[2]	---	---	15,009	---	---	---	---	---
Acquisition, integration and restructuring related expenses[3]	187	(32)	(23)	22	---	---	2,648	3,033
Amortization of certain acquired intangible assets[4]	1,643	1,791	1,773	1,803	1,865	1,885	1,856	1,811
Adjusted income from operations	$ 49,032	$ 221,451	$ 159,214	$ 126,038	$ 170,179	$ 176,172	$ 171,151	$ 128,867
LTM Adjusted income from operations	$ 403,718	$ 510,481	$545,270	$ 555,735	$ 676,883	$ 631,603	$ 643,541	$ 646,370

1) Adjustments below are to adjust GAAP income from operations and accordingly do not include any amounts related to other income and expense.
2) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period.

Encore Capital Group, Inc.

32

Encore Capital Group, Inc. 33 Reconciliation of Net Debt (in $ millions) Three Months Ended 03/31/21 06/30/21 09/30/21 12/31/21 GAAP Borrowings, as reported $ 3,152 $ 2,999 $2,796 $2,997 Debt issuance costs and debt discounts 68 64 60 58 Cash & cash equivalents (185) (199) (158) (190) Client cash1 23 24 28 29 Net Debt $ 3,058 $ 2,889 $ 2,727 $ 2,895 03/31/19 06/30/19 09/30/19 12/31/19 GAAP Borrowings, as reported $ 3,593 $ 3,530 $ 3,429 $ 3,513 Debt issuance costs and debt discounts 79 73 75 73 Cash & cash equivalents (167) (169) (187) (192) Client cash1 25 24 22 25 Net Debt $ 3,530 $ 3,459 $ 3,340 $ 3,419 03/31/18 06/30/18 09/30/18 12/31/18 GAAP Borrowings, as reported $ 3,607 $ 3,530 $ 3,561 $ 3,491 Debt issuance costs and debt discounts 77 70 89 85 Cash & cash equivalents (217) (182) (205) (157) Client cash1 26 23 26 22 Net Debt $ 3,493 $ 3,442 $ 3,472 $ 3,440 03/31/20 06/30/20 09/30/20 12/31/20 GAAP Borrowings, as reported $ 3,404 $ 3,354 $3,252 $ 3,282 Debt issuance costs and debt discounts 69 63 107 92 Cash & cash equivalents (188) (294) (170) (189) Client cash1 19 21 20 20 Net Debt $ 3,304 $ 3,144 $ 3,209 $ 3,205 1) Client cash is cash that was collected on behalf of, and remains payable to, third party clients.

Reconciliation of Adjusted Operating Expenses related to Portfolio Purchasing and Recovery Business

(Unaudited, in $ thousands) Three Months Ended

	03/31/20	06/30/20	09/30/20	12/31/20	03/31/21	06/30/21	09/30/21	12/31/21
GAAP total operating expenses, as reported	**$ 241,879**	**$ 206,341**	**$ 261,221**	**$ 258,397**	**$ 248,523**	**$ 253,448**	**$ 245,977**	**$ 233,279**
Operating expenses related to non-portfolio purchasing and recovery business[1]	(41,489)	(42,386)	(54,001)	(45,054)	(42,653)	(43,267)	(47,088)	(40,445)
CFPB settlement fees[2]	---	---	(15,009)	---	---	---	---	---
Stock-based compensation expense	(4,527)	(4,778)	(3,884)	(3,371)	(3,405)	(5,651)	(3,847)	(5,427)
Acquisition, integration and restructuring related expenses[3]	(187)	32	23	(22)	---	---	---	(1,692)
Adjusted operating expenses related to portfolio purchasing and recovery business	**$ 195,676**	**$ 159,209**	**$ 188,350**	**$ 209,950**	**$ 202,465**	**$ 204,530**	**$ 195,042**	**$ 185,715**

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents acquisition, integration and restructuring related operating expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

Encore Capital Group, Inc.

34

Encore Capital Group, Inc. 35 Cost-to-Collect 1) Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 37.1% 33.4% 31.3% 33.4% 34.9% 34.4% 39.1% 35.6% 2020 2021 2020 2021 2020 2021 2020 2021 Q1 Q2 Q3 Q4 Overall Cost-to-Collect1 Location 2020 CTC 2021 CTC United States 37.4% 35.2% Europe 29.9% 30.7% Encore total 35.7% 34.1% Location Q4 2020 CTC Q4 2021 CTC United States 41.2% 37.6% Europe 33.1% 30.6% Encore total 39.1% 35.6%

Encore Capital Group, Inc. 36 Impact of Fluctuations in Foreign Currency Exchange Rates Note: Constant Currency figures are calculated by employing Q4 2020 foreign currency exchange rates to recalculate Q4 2021 results and FY2020 foreign currency exchange rates to recalculate FY2021 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC and debt, which are calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. (Unaudited, in $ millions, except per share amounts) Three Months Ended 12/31/21 As Reported Constant Currency Collections $522 $519 Revenues $357 $355 Operating Expenses $233 $231 GAAP Net Income1 $76 $76 GAAP EPS1 $2.53 $2.54 1. Attributable to Encore 2. At December 31, 2021 Twelve Months Ended 12/31/21 As Reported Constant Currency Collections $2,307 $2,264 Revenues $1,614 $1,582 Operating Expenses $981 $959 GAAP Net Income1 $351 $343 GAAP EPS1 $11.26 $11.00 ERC2 $7,750 $7,863 Borrowings2 $2,997 $3,073

Encore Capital Group, Inc. 37 2021 Cash Collections and Revenue Reconciliation 2,307 1,981 1,288 -326 -694 0 500 1000 1500 2000 2500 Cash Collections Recoveries Above Forecast (Over Performance) Expected Cash Collections Portfolio Amortization Revenue from Receivable Portfolios 2021 Collections and Revenue Reconciliation (in $M) $2,307M Cash Collections from debt purchasing business in 2021 $326M Recoveries Above Forecast, cash collections in excess of Expected Cash Collections for 2021 $1,981M Expected Cash Collections, equal to the sum of 2020 ERC plus expected collections from portfolios purchased in 2021 $694M Portfolio Amortization $1,288M Revenue from Receivable Portfolios (further detailed on the next slide) A A C CB D E B D E Note: For simplicity, amounts reported above do not include the immaterial impacts of put-backs and recalls, which were ~$7M for the twelve months ended December 31, 2021.

Encore Capital Group, Inc. 38 Components of Debt Purchasing Revenue in 2021 1,288 1,487 +326 -127 0 200 400 600 800 1000 1200 1400 1600 1800 Revenue from Receivable Portfolios Recoveries Above Forecast (Over Performance) Changes in Expected Future Period Recoveries Debt Purchasing Revenue 2021 Debt Purchasing Revenue (in $M) 1. Revenue from Receivable Portfolios is revenue from expected collections and is a formulaic calculation based on the investment in receivable balance and an effective interest rate (EIR) that is established at the time of the purchase of each portfolio. 2. Changes in Recoveries is the sum of B + G 3. Recoveries Above Forecast is the amount collected as compared to forecast for the period and represents over/under performance for the period. Colloquially referred to as “cash-overs” or “cash-unders”. 4. Changes in Expected Future Period Recoveries1 is the present value of changes to future ERC, which generally consists of: o Collections “pulled forward from” or “pushed out to” future periods (amounts either collected early or expected to be collected later); and o Magnitude and timing changes to estimates of expected future collections (which can be increases or decreases) 5. Debt Purchasing Revenue is the sum of E + F +199 Changes in Recoveries E B G H E B G H 1) References within our reporting to Collections Applied to Principal primarily reflects the aggregate of Changes in Future Period Recoveries plus Portfolio Amortization F F Debt Purchasing Revenue in the Financial Statements